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Fulton Financial
Corporation
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Investor Presentation
Data as of March 31, 2011

■ This presentation may contain forward-looking statements about Fulton Financial Corporation’s financial condition, results of operations, business, strategies, products and services. You can identify forward-looking statements by the use of words such as “may”, “should”, “will”, “could”, “estimates”, “predicts”, “potential”,
 “continue”, “anticipates”, “believes”, “plans”, “expects”, “future” and “intends” and similar expressions which are intended to identify forward-looking statements.
■  Such forward-looking statements reflect the current beliefs and expectations of the Corporation’s management, are based on estimates, assumptions and projections about the Corporation’s business and its industry, and involve significant risks and uncertainties, some of which are beyond our control and difficult to predict. These statements are not guarantees of future performance and actual results may differ materially from those expressed or forecasted in the forward-looking statements. The Corporation undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, investors and others are cautioned not to place undue reliance on such forward-looking statements.
■ Many factors could affect future financial results including, without limitation, asset quality and the impact of adverse changes in the economy and in credit or other markets and resulting effects on credit risk and asset values; acquisition and growth strategies; market risk; changes or adverse developments in economic, political or regulatory conditions; a continuation or worsening of the current disruption in credit and other markets, including the lack of or reduced access to, and the abnormal functioning of markets for mortgages and other asset-backed securities and for commercial paper and other short-term borrowings; changes in the levels of Federal Deposit Insurance Corporation deposit insurance premiums and assessments; the effect of competition and interest rates on net interest margin and net interest income; investment strategy and income growth; investment securities gains and losses; declines in the value of securities which may result in charges to earnings; changes in rates of deposit and loan growth or a decline in loans originated; balances of risk-
 sensitive assets to risk-sensitive liabilities; salaries and employee benefits and other expenses; amortization of intangible assets; goodwill impairment; capital and liquidity strategies; and other financial and business matters for future periods.

■ For a more complete discussion of certain risks and uncertainties affecting the Corporation, please see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and
 Results of Operations” set forth in the Corporation’s filings with the Securities and Exchange Commission.
Forward-Looking Statement

Presentation Outline
 ◆ Corporate Profile
 ◆ Overview of the First Quarter
 ◆ Credit
 ◆ Capital
 ◆ Financial Performance
 ◆ Corporate Priorities
 ◆ Supplemental Credit Data

Fulton Financial Profile (as of 3/31/11)
■ Mid-Atlantic regional financial holding company
■ A family of 7 community banks in 5 states
■ Fulton Financial Advisors
■ Fulton Mortgage Company
■ 272 community banking offices
■ Asset size: $ 16.0 billion
■ 3,800 team members
■ Market capitalization: $ 2.3 billion
■ Book value per common share: $ 9.59
■ Tangible book value per common share: $ 6.84
■ Shares outstanding: 199.2 million

A Valuable Geographic Franchise

Superior Customer Experience
WE WILL CARE, LISTEN,
UNDERSTAND, AND DELIVER

Customer Satisfaction Metrics (12/31/10)
■ Customers:
 ◆ Retail 93%
 ◆ Business 94%
 ◆ Fulton Mortgage Company 91%

Our Brand
COMMUNITY BANKING
SMALL BUSINESS
HIGH NET WORTH
RETAIL BANKING

Overview of the 1st Quarter
■EPS of 17 cents per diluted share, up from 16
cents Q4/10
■Improvement in key credit metrics
■Continued margin expansion
■Increased our quarterly dividend
■Good expense control

Overview of the 1st Quarter / Credit
■Reduction in non-performing loans
■Lower charge-offs
■Overall reduction in delinquent loans
■Lower provision for credit losses
■Continued decline in construction book
■Increase in commercial line utilization

■ 52 relationships with commitments to lend
 of $20 million or more
■ Maximum individual commitment: $33 million
■ Maximum commitment land development:
 $25 million
 ➢ Maximum commitment any one development
 project: $15 million
■ Average commercial lending relationship size is
 $464,000
■ Loans and corresponding relationships are
 within Fulton’s geographic market area
Summary of Larger Loans (3/31/11)

Provision and Non-performing Loans
Provision
NPL’s / Loans
($ in millions)

Loan Delinquency (Key Sectors)
Category	Total (%) 03/31/11	90-Days 03/31/11	Total (%) 12/31/10	90-Days 12/31/10
Commercial Loans	2.83	2.33	2.72	2.36
Consumer Direct	1.46	0.64	1.50	0.66
Commercial Mortgage	2.87	2.21	2.70	2.14
Residential Mortgage	8.36	4.89	8.71	5.06
Construction	10.31	9.75	11.47	10.56
Total Portfolio	3.55	2.67	3.59	2.76

Declining Construction Exposure
(7%)
(23%)
(18%)
($ in millions)
Construction Loans /
Total Loans
12.2%
10.5%
8.2%
6.7%
(20%)
7.8%
6.3%

Commercial Loans by Industry (03/31/11)

Shared National Credits   (03/31/11)

Fulton Mortgage Company
■ Monitoring mortgage foreclosures
 and secondary sale put-backs
■ No material concerns at this time
■ Decline in overall activity and sale
 gains linked quarter

Foreclosures / Putbacks
■2010 - Servicing Retained
 ◆  Repurchased  $ 1,235,000.
 ◆  Current Issues   531,660.
■2010 - Servicing Released
 ◆  Repurchased  $ 344,400.
 ◆  Indemnified    505,700.
 ◆  Settled in 2010    31,250.
 ◆  Current issues $ 1,786,200.

Capital  Adequacy (03/31/11)

Financial Performance

Income Statement Summary

Income Statement Summary (YTD March)

International Bancshares Corp.
People’s United Financial, Inc.
Susquehanna Bancshares, Inc.
Synovus Financial Corporation
TCF Financial Corporation
UMB Financial Corporation
Valley National Bancorp
Webster Financial Corporation
*Fulton’s peer group as of March 31, 2011
Associated BanCorp
BancorpSouth, Inc.
BOK Financial Corporation
City National Corporation
Commerce Bancshares
Cullen / Frost Bankers, Inc.
First Horizon National Corporation
First Merit Corporation
First Niagara Financial Group

Peer Group*

Net Interest Margin

Interest Rates (March 31st - Quarter)

6 month cumulative gap: 1.10
Interest Rate Shocks (03/31/11)
Rate Change  NII Change (Annual)   % Change

 +400 bp  + $ 81.9 million  + 14.2%
 +300 bp  + $ 57.5 million  + 10.0%
 +200 bp  + $ 33.1 million  + 5.7%
 +100 bp   + $ 10.3 million  + 1.8%
 - 100 bp  - $  7.1 million  -  1.2%

Average Loans (Q1 2011 vs. Q4 2010)

Average Loans (March 31st - Year to Date)

Average Loan Growth

Allowance for Loan Losses to Loans

Allowance for Loan Losses to Non-accrual Loans

Investment Portfolio (March 31, 2011)

Investment Portfolio - Municipal Holdings (03/31/11)

Investment Portfolio - Municipal Holdings by State (03/31/11)

Note: The municipal portfolio consists of 97% general obligation bonds.
 School district issues total 72% of all holdings.

Investment Portfolio - Pooled TruPS Holdings (03/31/11)

Average Deposits (Q1 2011 vs. Q4
2010)

Average Deposits (March 31st - Year to Date)

Average Deposit Growth

Other Borrowings (March 31st - Year to Date)

Other Income (Q1 2011 vs. Q4 2010)

Other Income (March 31st - Year to Date)

More Efficient Than Peers

Other Expense (Q1 2011 vs. Q4 2010)

Other Expense (March 31st - Year to Date)

Income Statement Summary (YTD December)

Income Statement Summary (YTD December)

Retail Loan / Deposit Growth
■ Consistent core checking promotional activity
■ Increase products and services per HH
■ Relationship depth and rewards
■ Differentiated customer experience
■ Leverage previous Forbes designation
■ Improve customer satisfaction metrics
■ Targeted consumer / home equity growth as
 confidence improves
■ New branch prototype

Branch Exterior

Branch Interior

Small Business Loan / Deposit Growth
■ Focused small business prospecting in
 primary branch market areas
■ Obtain core banking / investment
 relationships from business owners
■ Leverage expertise of relationship teams
■ Leverage our Online Business Resource
 Center
■ Increase accounts and services per
 commercial relationship
■ Increase small business credit availability

Commercial and Industrial Growth
■ Leverage existing and develop new
 relationships with center of influence
 accountants and attorneys
■ Relationship Manager staff expansion to
 increase revenue production
■ Integrate FFA employee benefit expertise
 into commercial relationships
■ Stabilize construction book after managed
 decline

Non-Interest Income Maximization
■ Fulton Financial Advisors
 ◆ Brokerage
 ◆ Wealth Management
 ◆ Institutional
■ Fulton Mortgage Company
 ◆ Increased origination staff in all markets
 ◆ Leverage strong local market presence,
 reputation, and customer satisfaction
 ◆ Expect rise in purchase activity as confidence
 improves , currently 61% of volume

Corporate Priorities
■ Improve asset quality
■ Superior customer experience
■ Earning asset growth
■ Increase the dividend
■ Maximize non-interest income
■ Leverage opportunities created by
 regulatory change
■ Risk mitigation and management

Fulton Financial Corporation
One Penn Square
Lancaster, PA 17602
www.fult.com

Supplemental Credit
Information

Net Charge-offs (Recoveries) (Q1 2011)

Non-performing Loans* (03/31/11)

Loan Delinquency (Key Sectors) YOY
Category	Total (%) 03/31/11	90-Days 03/31/11	Total (%) 03/31/10	90-Days 03/31/10
Commercial Loans	2.83	2.33	2.84	2.13
Consumer Direct	1.46	0.64	1.75	0.81
Commercial Mortgage	2.87	2.21	3.00	1.63
Residential Mortgage	8.36	4.89	8.02	4.45
Construction	10.31	9.75	10.67	8.48
Total Portfolio	3.55	2.67	3.72	2.39

Loan Distribution by State (Q1 2011)

Residential Mtg by State (03/31/11)

C&I Loans by State (03/31/11)

Construction Loans (03/31/11)

Construction Loans by Type (03/31/11)

CRE Loans by State (03/31/11)

Return on Equity and Assets

Total Risk-Based Capital Ratio

Fulton Financial Corporation
One Penn Square
Lancaster, PA 17602
www.fult.com
Version 2011-05-09